Income Taxes	12 Months Ended
Dec. 28, 2014
Income Taxes
Income Taxes

10. Income Taxes

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):

	December 28, 2014	December 29, 2013
Deferred tax assets:
Employee benefits, including postretirement reserves	$36,008	$11,600
Net operating and capital loss carryforwards	8,782	11,183
Operating reserves and accruals	25,410	16,661
Inventories	3,130	3,025
Other	1,910	2,167

Total gross deferred tax assets	75,240	44,636
Valuation allowance	(1,014)	(1,014)

Total deferred tax assets	74,226	43,622
Deferred tax liabilities:
Depreciation and amortization	(42,716)	(37,317)
Intangible assets	(134,764)	(136,790)

Total deferred tax liabilities	(177,480)	(174,107)

Net deferred tax liabilities	$(103,254)	$(130,485)

        The effective tax rate was 33.7% for the year ended December 28, 2014, 39.9% for the year ended December 29, 2013, 34.1% for the period November 15, 2012 through December 30, 2012 and 1.7% for the period January 2, 2012 through November 14, 2012. Reconciliation between the federal statutory income tax rate of 35% and the effective tax rate for each year is as follows (in thousands):

	Fiscal Year 2014	Fiscal Year 2013	November 15 Through December 30, 2012	January 2 Through November 14, 2012
	(Successor)	(Successor)	(Successor)	(Predecessor)
Income tax at federal statutory rate	$17,490	$4,760	$(4,932)	$5,099
Equity earnings not subject to U.S. tax	(363)	(577)	—	(287)
State income taxes, net of federal tax benefit	1,570	296	(539)	139
Federal tax credits	(692)	(484)	—	—
Foreign taxes, net of credits	134	3,158	10	(2,840)
Foreign dividend received	—	—	—	4,138
State EZ credits	(302)	(549)	—	(5,071)
Insurance cash surrender value	(296)	(767)	(66)	(612)
Transaction costs	—	—	722	—
Other items, net	(687)	(408)	1	(322)

Income taxes provision (benefit)	$16,854	$5,429	$(4,804)	$244

        The significant components of the provision (benefit) for income taxes are as follows (in thousands):

	Fiscal Year 2014	Fiscal Year 2013	November 15 Through December 30, 2012	January 2 Through November 14, 2012
	(Successor)	(Successor)	(Successor)	(Predecessor)
Current:
Federal	$17,350	$6,222	$328	$12,566
State	3,126	280	104	(1,927)
Foreign	204	185	10	113

	20,680	6,687	442	10,752
Deferred:
Federal	(2,650)	(588)	(4,313)	(4,846)
State	(1,176)	(538)	(933)	(5,082)
Valuation allowance	—	(132)	—	(580)

	(3,826)	(1,258)	(5,246)	(10,508)

Total income tax provision (benefit)	$16,854	$5,429	$(4,804)	$244

        At December 28, 2014, the Company had no federal net operating loss carryforwards, and approximately $57.0 million (gross) of net operating loss carryforwards for state income tax purposes, which begin to expire in 2017. The Tax Reform Act of 1986 (the "Act") limits the use of net operating loss and tax credit carryforwards in certain situations where changes occur in the stock ownership. The Successor completed its acquisition of the Predecessor on November 15, 2012, which resulted in a stock ownership change as defined by the Act. This transaction resulted in limitations on the annual utilization of state net operating loss carryforwards. The Company believes that such limitation will have no impact on its deferred tax assets available under the Act. The income tax provision for the years ended December 28, 2014 and December 29, 2013, the period November 15, 2012 through December 30, 2012 and the period January 2, 2012 through November 14, 2012, reflects the usage of $32.0 million, $21.5 million, $2.7 million and $0 of net operating loss carryforwards (gross) for state income tax purposes.

        The total tax credits available were $6.6 million at December 28, 2014. These tax credits primarily include California state tax incentive programs designed to encourage employers hiring from targeted groups and foreign tax credits. The California state tax credits will begin to expire from 2023 onward. Certain of the foreign tax credits will begin to expire from 2016 onward.

        In assessing the realizability of deferred tax assets included in the consolidated balance sheets, management considers whether it is more likely than not that some portion or all of the tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. In accordance with this policy and the requirements of ASC 740, a valuation allowance of $1.0 million is retained against certain California tax credits and certain California and Florida net operating loss carryforwards.

        The Company has not recorded U.S. income tax expense for the undistributed earnings pertaining to the 2012 to 2014 Mexico operations. As of December 28, 2014 and December 29, 2013, the undistributed earnings were $3.5 million and $2.5 million, respectively. The Company intends to leave the 2012 to 2014 undistributed income permanently reinvested offshore. The amount of earnings designated as indefinitely reinvested offshore is based upon the actual deployment of such earnings in offshore assets and expectations of the future cash needs of the U.S. and foreign entities.

        In July 2006, the FASB issued further guidance to clarify the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition and applies to all tax positions related to income taxes. A reconciliation of the beginning and ending amount of unrecognized tax benefits, including accrued interest and penalties, is as follows (in thousands):

	Fiscal Year 2014	Fiscal Year 2013
Balance at beginning of fiscal year	$1,350	$1,350
Additions based on tax positions related to the current year	—	—
Accrued interest and penalty	325	—
Reductions due to lapse of the applicable statute of limitations	—	—

Balance at end of fiscal year	$1,675	$1,350

        As of December 28, 2014 and December 29, 2013, the total amount of unrecognized tax benefits were $1.7 million and $1.4 million respectively. Almost the entire liability, if recognized, would affect the effective tax rate.

        While timing of the resolution and/or finalization of tax audits is uncertain, the Company believes that its unrecognized tax benefits, as disclosed above, will be settled in the next 12 months.

        The Company's policy is to accrue any interest and penalties related to unrecognized tax benefits in its income tax expense. For the year ended December 28, 2014, $325,000 was recorded. There were no interest and penalties for the year ended December 29, 2013, the period November 15, 2012 through December 30, 2012 and the period January 2, 2012 through November 14, 2012.

        The California Franchise Tax Board examined the tax return of Casino USA, Inc. for the tax year ended December 31, 2004. The Company, together with Casino USA, was included in the 2004 California Combined Franchise Tax Board return. The Company is not aware of any proposed adjustments, and does not expect that any proposed adjustments would result in a material change to its consolidated results of operations or financial condition. The Company's 2005 through 2007 tax returns are currently under audit by the California Franchise Tax Board. The Company is not aware of any proposed adjustments at this time.

        Currently, the Company's federal tax returns for the periods ended January 1, 2012 and November 14, 2012 are under examination by the Internal Revenue Service (the "IRS"). The IRS issued a Notice of Proposed Adjustment dated May 13, 2014 ("NOPA 1") and a Notice of Proposed Adjustment dated September 15, 2014 ("NOPA 2") related to the tax treatment of certain transaction costs associated with the Ares Acquisition. On February 10, 2015, the Company received notice from the IRS that NOPA 1and NOPA 2 were rescinded. The IRS examination for the aforementioned periods remains in progress. The Company is entitled to indemnification from the selling security holders in the Ares Acquisition for certain losses arising from tax obligations relating to pre-closing periods. However, any such indemnification is limited by its terms and any such indemnification, as a practical matter, is limited to the creditworthiness of the indemnifying parties. The Company has not recorded any tax reserve with respect to the IRS examination as of December 28, 2014.

        The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, various U.S. state jurisdictions and Mexico. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2004.

        The tax years which remain subject to examination or are being examined by major tax jurisdictions as of December 28, 2014 include fiscal years 2005 through 2014 for state purposes and 2007 through 2014 for federal purposes.